Exhibit 21.1

List of Subsidiaries

Subsidiary	Jurisdiction of Incorporation or Organization
TerraForm Power, LLC	State of Delaware
TerraForm Power Operating, LLC	State of Delaware
SunEdison Canada Yieldco, LLC	State of Delaware
SunEdison Canada YieldCo Lindsay, LLC	State of Delaware
Lindsay Solar Farm Inc.	Ontario
SunEdison Yieldco Chile HoldCo, LLC	State of Delaware
Amanecer Solar Holding SpA	Republic of Chile
Amanecer Solar SpA	Republic of Chile
SunEdison Yieldco ACQ1, LLC	State of Delaware
SunEdison Yieldco DG–VIII Holdings, LLC	State of Delaware
SunEdison PR DG, LLC	State of Delaware
SunE Solar VIII, LLC	State of Delaware
SunE WF CRS, LLC	State of Delaware
SunE Irvine Holdings, LLC	State of Delaware
SunE HB Holdings, LLC	State of Delaware
SunEdison Origination2, LLC	State of Delaware
SunE Solar VIII 2, LLC	State of Delaware
SunE GIL 1, LLC	State of Delaware
SunE GIL 2, LLC	State of Delaware
SunE GIL 3, LLC	State of Delaware
SunE Gresham WWTP, LLC	State of Delaware
SunE WF Bellingham, LLC	State of Delaware
SunE WF Framingham, LLC	State of Delaware
SunE KHL PSNJ, LLC	State of Delaware
SunE WF Dedham, LLC	State of Delaware

SunE DDR PSNJ, LLC	State of Delaware
SunE W-PR1, LLC	Puerto Rico
SunE WMT PR3, LLC	Puerto Rico
SunE Irvine, LLC	State of Delaware
SunE HB, LLC	State of Delaware
SunE OC PSNJ, LLC	State of Delaware
SunE GIL Holdings, LLC	State of Delaware
SunE KHL968 Orange, LLC	State of Delaware
SunE WF10217 West Hartford, LLC	State of Delaware
SunE KHL1004 Hillsboro, LLC	State of Delaware
SunEdison Yieldco UK HoldCo 3, LLC	State of Delaware
SunE Green HoldCo 3 Ltd	United Kingdom
SunSave 10 Ltd (Fareham)	United Kingdom
SunSave 15 Ltd (WestWood)	United Kingdom
SunSave 20 Ltd (Knowlton)	United Kingdom
Norrington Solar Farm Ltd	United Kingdom
SunEdison Yieldco UK HoldCo 4, LLC	State of Delaware
SunE Green Holdings Germany GmbH	Germany
SunE Green HoldCo 4 Ltd	United Kingdom
Sunsave 6 Manston Ltd (Manston)	United Kingdom
Boyton Solar Park Ltd (Langunnett)	United Kingdom
KS SPV 24 Ltd (West Farm)	United Kingdom
SunEdison Yieldco UK HoldCo 2, LLC	State of Delaware
SunE Green HoldCo 2 Ltd	United Kingdom
SunE Project 1 Ltd (Crucis Farm)	United Kingdom
AEE Renewables UK 31 Ltd (Says Court)	United Kingdom
SunEdison Yieldco DG Holdings, LLC	State of Delaware
SunE Solar Construction Holdings #2, LLC	State of Delaware
SunE Solar Construction #2, LLC	State of Delaware

SunE Hubbardston Solar, LLC	State of Delaware
SunE Solar Berlin I, LLC	State of Delaware
BWC Origination 12, LLC	State of Delaware
BWC Origination 2, LLC	State of Delaware
SunEdison Yieldco Origination Holdings, LLC	State of Delaware
SunEdison DG14 Holdings, LLC	State of Delaware
SunE Solar Mattapoisett I, LLC	State of Delaware
Tioga Solar La Paz, LLC	State of Delaware
SunEdison JJ Gurabo, LLC	Puerto Rico
SunE RBPC1, LLC	State of Delaware
SunE RBPC6, LLC	State of Delaware
SunE RBPC7, LLC	State of Delaware
SunE CRF10, LLC	State of Delaware
SunE RBPC3, LLC	State of Delaware
SunE RBPC4, LLC	State of Delaware
SunE CREST 1, LLC	State of Delaware
SunE CREST 2, LLC	State of Delaware
SunE CREST 5, LLC	State of Delaware
SunE CREST 6, LLC	State of Delaware
SunE CREST 7, LLC	State of Delaware
SunE LPT1, LLC	State of Delaware
SunE Solar XV Holdco, LLC	State of Delaware
SunE Solar XV Lessor Parent, LLC	State of Delaware

SunE Solar XV Lessor, LLC	State of Delaware
SunE CRF8, LLC	State of Delaware
SunE CRF9, LLC	State of Delaware
SunE CRF12, LLC	State of Delaware
Treasure Valley Solar, LLC	State of Delaware
Belchertown Solar, LLC	State of Delaware
SunEdison Yieldco Nellis HoldCo, LLC	State of Delaware
NAFB LP Holdings, LLC	State of Delaware
MMA NAFB Power, LLC	State of Delaware
Solar Star NAFB, LLC	State of Delaware
SunEdison Yieldco Regulus Holdings, LLC	State of Delaware
SunE Regulus Managing Member, LLC	State of Delaware
SunE Regulus Dev, LLC	State of Delaware
SunE Regulus Holdings II, LLC	State of Delaware
SunE Regulus Equity Holdings, LLC	State of Delaware
SunE Regulus Holdings, LLC	State of Delaware
Regulus Solar, LLC	State of Delaware
SunEdison Yieldco ACQ2, LLC	State of Delaware
CALRENEW-1, LLC	State of Delaware
SunEdison Yieldco ACQ3, LLC	State of Delaware
SunE Alamosa1 Holdings, LLC	State of Delaware
SunE Alamosa1, LLC	State of Delaware
OL’s SunE Alamosa1 Trust	State of Delaware
SunEdison Yieldco ACQ9, LLC	State of Delaware
Atwell Island Holdings, LLC	State of Delaware
SPS Atwell Island, LLC	State of Delaware
SunEdison Yieldco ACQ4, LLC	State of Delaware
Yieldco SunEY US Holdco, LLC	State of Delaware
SunEY Solar Silvermine, LLC	State of Delaware
SunEY Solar I, LLC	State of Delaware

SunEY Solar Funding II, LLC	State of Delaware
SunEY Solar Power I, LLC	State of Delaware
SunEY Solar Ocean City Two, LLC	State of Delaware
SunEY Solar Funding IV, LLC	State of Delaware
Green Cove Management, LLC	Florida
SunEY Solar WPU, LLC	State of Delaware
SunEY Solar Lindenwold BOE, LLC	State of Delaware
SunEY Solar SWBOE, LLC	State of Delaware
SunEY Solar Solomon Schechter, LLC	State of Delaware
SunEY Solar Dev Co, LLC	State of Delaware
SunEY Solar Power III, LLC	State of Delaware
SunEY Solar Power II, LLC	State of Delaware
SunEY Solar Medford BOE, LLC	State of Delaware
SunEY Solar Medford Lakes, LLC	State of Delaware
SunEY Solar Wayne BOE, LLC	State of Delaware
SunEY Solar Hazlet BOE, LLC	State of Delaware
SunEY Solar Talbot County, LLC	State of Delaware
SunEY Solar Frederick BOE, LLC	State of Delaware
SunEY Sequoia I, LLC	State of Delaware
Solar PPA Partnership One, LLC	New York
Waldo Solar Energy Park of Gainesville, LLC	State of Delaware
SunEY Solar Cresskill BOE, LLC	State of Delaware
SunEY Solar KMBS, LLC	State of Delaware
SunEY Solar St. Joseph’s LLC	State of Delaware
SunEY Solar Liberty, LLC	State of Delaware
SunEY Solar Ocean City One, LLC	State of Delaware
SS San Antonio West, LLC	California
SunEY Solar Gibbstown, LLC	State of Delaware
SunEdison Yieldco ACQ5, LLC	State of Delaware
SunEdison Marsh Hill, LLC	State of Delaware
2413465 Ontario, Inc.	Ontario

Marsh Hill III LP	Ontario
SunEdison Yieldco, Enfinity Holdings, LLC	State of Delaware
Enfinity SPV Holdings 2, LLC	State of Delaware
Enfinity Holdings WF, LLC	State of Delaware
Enfinity NorCal 1 FAA, LLC	California
Enfinity Colorado DHA 1, LLC	Colorado
Enfinity Arizona 2 Camp Verde USD, LLC	Arizona
Enfinity Arizona 3 Winslow USD. LLC	Arizona
Enfinity BNB Napoleon Solar, LLC	State of Delaware
Enfinity CentralVal 5 LUESD, LLC	California
SunEdison Yieldco, DGS Holdings, LLC	State of Delaware
SunE DGS Master Tenant, LLC	State of Delaware
SunE DGS Owner Holdco, LLC	State of Delaware
SunE Corcoran SP Owner, LLC	State of Delaware
SunE Solano SP Owner, LLC	State of Delaware
SunE Wasco SP Owner, LLC	State of Delaware
SunE Coalinga SH Owner, LLC	State of Delaware
SunE Pleasant Valley SP Owner, LLC	State of Delaware
SunEdison Yieldco ACQ7, LLC	State of Delaware
MA Operating Holdings, LLC	State of Delaware
Fall River Commerce Solar Holdings, LLC	State of Delaware
Fall River Innovation Solar Holdings, LLC	State of Delaware
South Street Solar Holdings, LLC	State of Delaware
Uxbridge Solar Holdings, LLC	State of Delaware
SunEdison Yieldco ACQ8, LLC	State of Delaware
SunEdison DG Operating Holdings-2, LLC	State of Delaware
SunEdison Yieldco ACQ6, LLC	State of Delaware

TerraForm Power Solar X Holdings, LLC	State of Delaware
SunE Solar X, LLC	State of Delaware
SunE J10 Holdings, LLC	State of Delaware
SE Solar Trust X	State of Delaware
TerraForm Power IVS I Holdings, LLC	State of Delaware
TerraForm Power IVS I Holdings II, LLC	State of Delaware
IVS I Services, LLC	State of Delaware
Imperial Valley Solar 1 Holdings II, LLC	State of Delaware
Imperial Valley Solar 1 Holdings, LLC	State of Delaware
Imperial Valley Solar 1 Intermediate Holdings, LLC	State of Delaware
Imperial Valley Solar 1, LLC	State of Delaware
TerraForm LPT ACQ Holdings, LLC	State of Delaware
TerraForm 2014 LPT II ACQ Holdings, LLC	State of Delaware
SunE Solar XVI Manager, LLC	State of Delaware
SunE Solar XVI Holdings, LLC	State of Delaware
SunE Solar XVI Lessor, LLC	State of Delaware
TerraForm Solar Holdings, LLC	State of Delaware
TerraForm Hudson Energy Solar, LLC	State of Delaware
Hudson USB ITC Managing Member, LLC	State of Delaware
Hudson USB ITC Managing Member 2, LLC	State of Delaware
Hudson Solar Macy, LLC	State of Delaware
Hudson USB ITC Tenant, LLC	State of Delaware

Hudson USB ITC Owner, LLC	State of Delaware
Hudson USB ITC Tenant 2, LLC	State of Delaware
Hudson USB ITC 2 Owner, LLC	State of Delaware
Hudson Solar Project 1, LLC	State of Delaware
Hudson Solar Project 2, LLC	State of Delaware
Hudson Solar Project 3, LLC	State of Delaware
SunEdison YieldCo DG Holdings, LLC	State of Delaware
SunEdison YieldCo Origination Holdings, LLC	State of Delaware
SunEdison NC Utility, LLC	State of Delaware
SunEdison NC Utility 2, LLC	State of Delaware
SunE Dessie Managing Member, LLC	State of Delaware
SunE Dessie Equity Holdings, LLC	State of Delaware
Dessie Solar Center, LLC	State of North Carolina
Bearpond Solar Center, LLC	North Carolina
SunE NC Lessee Managing Member, LLC	State of Delaware
SunE NC Lessee Holdings, LLC	State of Delaware
SunE Bearpond Lessee, LLC	State of Delaware
SunE Shankle Lessee, LLC	State of Delaware
SunE Graham Lessee, LLC	State of Delaware
SunE Bearpond Lessor Managing Member, LLC	State of Delaware
SunE Graham Lessor Managing Member, LLC	State of Delaware
SunE Shankle Lessor Managing Member, LLC	State of Delaware

SunE Bearpond Lessor Holdings, LLC	State of Delaware
SunE Graham Lessor Holdings, LLC	State of Delaware
Graham Lessor Holdings Corporation	State of Delaware
SunE Shankle Lessor Holdings, LLC	State of Delaware
Shankle Lessor Holdings Corporation	State of Delaware
Shankle Solar Center, LLC	North Carolina
Graham Solar Center, LLC	North Carolina
TerraForm CD ACQ Holdings, LLC	State of Delaware
TerraForm CD Intermediate Holdings, LLC	State of Delaware
TerraForm CD Holdings, LLC	State of Delaware
TerraForm CD Holdings GP, LLC	State of Delaware
TerraForm CD Holdings Corporation	State of Delaware
CD US Solar Holdings 1, Inc.	State of Delaware
CD US Solar Holdings 2, Inc.	State of Delaware
CD US Solar Holdings 4, Inc.	State of Delaware
CD US Solar Holdings 5, Inc.	State of Delaware
CD US Solar Holdings 3, Inc.	State of Delaware
Capital Dynamics US Solar AIV - C, L.P.	State of Delaware
Capital Dynamics US Solar AIV - A, L.P.	State of Delaware
Capital Dynamics US Solar AIV - B, L.P.	State of Delaware
Capital Dynamics US Solar AIV - G, L.P.	State of Delaware
Capital Dynamics US Solar AIV - D, L.P.	State of Delaware

Capital Dynamics US Solar AIV - E, L.P.	State of Delaware
Capital Dynamics US Solar CA 2, LLC	State of Delaware
Cami Solar, LLC	State of California
Capital Dynamics US Solar PA 1, LLC	State of Delaware
BASD Solar, LLC	State of Delaware
CIT Solar, LLC	State of Delaware
Colonial Solar, LLC	State of Delaware
Laureldale Solar, LLC	State of Delaware
BASD Buchanan Solar, LLC	State of Delaware
BASD East Hills Solar, LLC	State of Delaware
BASD Farmersville Solar, LLC	State of Delaware
BASD Freedom I, LLC	State of Delaware
BASD Spring Garden Solar, LLC	State of Delaware
CD US Solar MA 1, LLC	State of Delaware
CD US Solar Sponsor 2, LLC	State of Delaware
CD US Solar Marketing 2, LLC	State of Delaware
CD US Solar MT 2, LLC	State of Delaware

CD US Solar PO 2, LLC	State of Delaware
CD US Solar Sponsor, LLC	State of Delaware
CD US Solar Developer, LLC	State of Delaware
CD US Solar Marketing, LLC	State of Delaware
CD US Solar MT 1, LLC	State of Delaware
CD US Solar PO 1, LLC	State of Delaware
CD US Solar MT 3, LLC	State of Delaware
CD US Solar PO 3, LLC	State of Delaware
TerraForm UK1 ACQ Holdings, LLC	State of Delaware
TerraForm UK 1 Intermediate Holdings, LLC	State of Delaware
SunE Green HoldCo5 Limited (UK)	England & Wales
MSP Fairwinds Ltd. (UK)	England & Wales
Sunsave 14 (Fenton) Ltd. (UK)	England & Wales
TerraForm REC ACQ Holdings, LLC	State of Delaware

TerraForm REC Holdings, LLC	State of Delaware
TerraForm REC Operating, LLC	State of Delaware
TerraForm Solar XVII ACQ Holdings, LLC	State of Delaware
TerraForm Solar XVII Manager, LLC	State of Delaware
TerraForm Solar XVII, LLC
SunE DB18, LLC	State of Delaware
SunE 29 Palms, LLC	State of Delaware
SunE SEM3, LLC	State of Delaware
SunE SEM2, LLC	State of Delaware
TerraForm First Wind ACQ, LLC	State of Delaware

First Wind Operating Company, LLC	State of Delaware
First Wind Panhandle Holdings, LLC	State of Delaware
First Wind Pacific Holdings, LLC	State of Delaware
First Wind Kawailoa Portfolio, LLC	State of Delaware
First Wind Cyrus Portfolio, LLC	State of Delaware
Corridor Energy, LLC	State of Delaware
First Wind Route 66 Portfolio, LLC	State of Delaware
First Wind Texas Holdings, LLC	State of Delaware
Route 66 Wind Power, LLC	State of Delaware
First Wind Palouse Portfolio, LLC	State of Delaware
Palouse Wind Holdings, LLC	State of Delaware
Palouse Wind, LLC	State of Delaware
Hawaiian Island Holdings, LLC	State of Delaware
First Wind Kahuku Holdings, LLC	State of Delaware
Kahuku Holdings, LLC	State of Delaware
Kahuku Wind Power, LLC	State of Delaware
Hawaii Holdings, LLC	State of Delaware
Kaheawa Wind Power II, LLC	State of Delaware
First Wind HWP Holdings, LLC	State of Delaware
Hawaii Wind Partners, LLC	State of Delaware
Hawaii Wind Partners II, LLC	State of Delaware
Kaheawa Wind Power, LLC	State of Delaware
First Wind Northeast Company, LLC	State of Delaware
Northeast Wind Partners II, LLC	State of Delaware
Northeast Wind Capital Holdings, LLC	State of Delaware
Northeast Wind Capital II, LLC	State of Delaware
Maine Wind Partners II, LLC	State of Delaware
Maine Wind Partners, LLC	State of Delaware
Evergreen Wind Power, LLC	State of Delaware

Rollins Holdings, LLC	State of Delaware
Evergreen Wind Power III, LLC	State of Delaware
Stetson Wind Holdings Company, LLC	State of Delaware
Stetson Holdings, LLC	State of Delaware
Stetson Wind II, LLC	State of Delaware
Evergreen Gen Lead, LLC	State of Delaware
First Wind Blue Sky East Holdings, LLC	State of Delaware
Blue Sky East Holdings, LLC	State of Delaware
Blue Sky East, LLC	State of Delaware
Sheffield Wind Holdings, LLC	State of Delaware
Sheffield Holdings, LLC	State of Delaware
Vermont Wind, LLC	State of Delaware
CSSW Cohocton Holdings, LLC	State of Delaware
New York Wind, LLC	State of Delaware
Canandaigua Power Partners, LLC	State of Delaware
Canandaigua Partners II, LLC	State of Delaware
CSSW Steel Winds Holdings, LLC	State of Delaware
Huron Holdings, LLC	State of Delaware
Niagara Wind Power, LLC	State of Delaware
Erie Wind, LLC	State of Delaware
FW Mass PV Portfolio, LLC	State of Delaware
FWPV Capital, LLC	State of Delaware
FWPV Holdings, LLC	State of Delaware
FWPV, LLC	State of Delaware
Mass Solar 1 Holdings, LLC	State of Delaware
Mass Solar 1, LLC	State of Delaware
Millbury Solar, LLC	State of Delaware
Mass Midstate Solar 1, LLC	State of Delaware
Mass Midstate Solar 2, LLC	State of Delaware
Mass Midstate Solar 3, LLC	State of Delaware
SunEdison Yieldco ACQ10, LLC	State of Delaware

TerraForm Solar XVIII ACQ Holdings, LLC	State of Delaware
TerraForm Solar XVIII Manager, LLC	State of Delaware
TerraForm Solar XVIII, LLC	State of Delaware
TerraForm Solar XVIII RCF Holdco, LLC	State of Delaware
TerraForm Utility Solar XIX Manager, LLC	State of Delaware
TerraForm Utility Solar XIX, LLC	State of Delaware
TerraForm Solar XIX Project Holdings, LLC	State of Delaware
TerraForm MP Holdings, LLC	State of Delaware
TerraForm MP Solar, LLC	State of Delaware
TerraForm Ontario Solar Holdings, LLC	State of Delaware
TerraForm Ontario Solar, LLC	State of Delaware
TerraForm AP Acquisitions Holdings, LLC	State of Delaware
TerraForm KWP Investor Holdings, LLC	State of Delaware
KWP Upwind Holdings, LLC	State of Delaware
TerraForm UK3 Intermediate Holdings Limited	United Kingdom
SunE Green HoldCo7 Limited	United Kingdom
SunE Green HoldCo6 Limited	United Kingdom
Sunsave 43 (Epwell) Limited	United Kingdom
Daisy No 1 Limited (Exning)	United Kingdom
Brynteg Solar Limited	United Kingdom
SunE Green Energy Limited. (Brook Farm)	United Kingdom
SE Bury Lane Solar Limited	United Kingdom
SunE Green HoldCo13 Limited.	United Kingdom
SunE Prestop Park Limited	United Kingdom
SunE Green HoldCo9 Limited	United Kingdom
SunE Little Neath Solar Limited	United Kingdom
SunE Burthy Farm Solar Limited	United Kingdom
MTS Hill Farm Solar Limited	United Kingdom
SunE Sundorne Grove Solar Limited	United Kingdom
Sunsave 31 (Horam) Limited	United Kingdom
Sunsave 17 (Castle Combe) Limited	United Kingdom